UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) :  April 6, 2006

Commission File No. 1-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State of Incorporation or Organization)	(I.R.S. Employer Identification Number)

2929 Allen Parkway
P.O. Box 2521
Houston, Texas 77252-2521

(Address of principal executive offices, including zip code)

(713) 759-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On April 6, 2006, the Audit and Conflicts Committee of the Board of Directors of Texas Eastern Products Pipeline Company, LLC (the “Company”), the general partner of TEPPCO Partners, L.P. (the “Registrant”), dismissed KPMG LLP (“KPMG”) as the independent registered public accounting firm of the Company and the Registrant and engaged Deloitte & Touche LLP (“Deloitte”) as the new independent registered public accounting firm for the Company and the Registrant. As described below, the change in independent registered public accounting firms is not the result of any disagreement with KPMG.

The audit report of KPMG on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2005 and 2004, contained no adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles. Such report indicated that the Registrant restated its consolidated balance sheet as of December 31, 2004 and the related consolidated statements of income, partners’ capital and comprehensive income and cash flows for the years ended December 31, 2004 and 2003. The audit report of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and 2004, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2005, and the subsequent interim period through April 6, 2006, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their reports on financial statements for such years, and there have been no “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

During the two fiscal years ended December 31, 2005, and the subsequent interim period through April 6, 2006, the Company and the Registrant did not consult Deloitte regarding (i) either the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

The Registrant has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 11, 2006, is filed as Exhibit 16.1 to this
Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits:

Exhibit Number	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated April 11, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By: Texas Eastern Products Pipeline Company, LLC
General Partner

Date: April 11, 2006	By:	/s/ WILLIAM G. MANIAS
William G. Manias
Vice President and
Chief Financial Officer